UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2013 (August 7, 2013)

BLOUNT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (503) 653-8881
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Blount International, Inc. (the “Company”) is furnishing herewith its press release dated August 7, 2013 announcing its financial results for the quarter ended June 30, 2013. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Company does not intend for this Item 2.02, including Exhibit 99.1, to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

ITEM 2.05.	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

The Company announced yesterday that it is consolidating its saw chain manufacturing facilities in Portland, Oregon into one location to further improve operating efficiencies. As part of the consolidation, saw chain manufacturing will be discontinued at the former Carlton Company facility acquired in 2008. The Carlton® brand continues to be a strong forestry brand for the Company and will continue to be sold worldwide. Manufacturing for Carlton products will be consolidated into an existing Portland facility as well as production facilities in China, Brazil, and Canada. The Company expects to achieve more timely delivery by manufacturing closer to its customers, an overall net reduction in global manufacturing headcount of approximately 200 positions, and annual cost savings of between $6 million and $8 million. The Company expects to incur expenses of $9 million to $10 million over the course of the third and fourth quarters of 2013 to consolidate the manufacturing operations, of which approximately $4 million to $5 million are cash transition costs including severance and moving expenses, and $5 million represents non-cash charges for accelerated depreciation on equipment to be idled and a write-down of land and building carrying value. The Company expects to complete these activities in the first half of 2014.
A copy of the press release announcing these actions is attached hereto as Exhibit 99.1 and incorporated herein by reference.
This Form 8-K contains forward-looking statements which use the words "expects" or "estimates". “Forward looking statements” in this Form 8-K, as defined by the Private Securities Litigation Reform Act of 1995, are based upon available information and upon assumptions that Blount believes are reasonable; however, these forward looking statements involve certain risks and should not be considered indicative of actual results that Blount may achieve in the future. For information about the factors that could cause such differences, please refer to our Annual Report on Form 10-K for the year-ended December 31, 2012, including information set forth under the caption "Risk Factors". To the extent that these assumptions are not realized going forward, or other unforeseen factors arise, actual results for the periods subsequent to the date of this announcement may differ materially.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

99.1	Press release dated August 7, 2013 issued by Blount International, Inc.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
BLOUNT INTERNATIONAL, INC.
Registrant

/s/ Mark V. Allred
Mark V. Allred
Vice President and Corporate Controller
(Principal Accounting Officer)
Dated: August 7, 2013

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated August 7, 2013 issued by Blount International, Inc.